REDWOOD MANAGED VOLATILITY FUND

Class I RWDIX

Class N RWDNX

Class Y RWDYX

A Series of Two Roads Shared Trust

Supplement dated July 23, 2015
to the Prospectus and Statement of Additional Information (“SAI”) for the Redwood Managed Volatility Fund (the “Fund”) dated February 28, 2015

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective August 1, 2015, the contractual management fee Redwood Investment Management, LLC, the Fund’s investment adviser, receives from the Fund is reduced from 1.50% to 1.25% of the Fund’s average daily net assets. In addition, the operating expense limits on Class I and Class N shares are reduced from 1.99% and 2.24% of average daily net assets attributable to Class I, Class N shares, respectively, to 1.74% and 1.99% of average daily net assets attributable to Class I, Class N shares, respectively.

Accordingly, effective August 1, 2015, all references to the management fee and the Fund’s operating expense limits for Class I and Class N shares in the Fund’s Prospectus and SAI are revised to reflect these reductions, and the following replaces the fee table and expense example on pg. 1 of the Prospectus:

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class I	Class N	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of original purchase price)	None	None	None
Redemption Fee (as a % of amount redeemed within 30 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees	1.25%	1.25%	1.25%
Distribution (12b-1) Fees	None	0.25%	None
Other Expenses	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses(2)	0.58%	0.58%	0.58%
Total Annual Fund Operating Expenses	2.12%	2.37%	2.12%
Expense Waiver	(0.00)%	(0.00)%	(0.04)%
Total Annual Fund Operating Expenses After Expense Waiver(3)	2.12%	2.37%	2.08%
(1)	Restated to reflect current fees.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.
(3)	The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least March 1, 2016 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.74%, 1.99% and 1.50% of average daily net assets attributable to Class I, Class N and Class Y shares, respectively. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$215	$664	$1,139	$2,452
Class N	$240	$739	$1,265	$2,706
Class Y	$211	$660	$1,135	$2,449

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI, each dated February 28, 2015, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling 1-855-RED-FUND (733-3863).